UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 22, 2025
Date of Report (date of earliest event reported)
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Burke & Herbert Financial Services Corp.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation or organization)	001-41633 (Commission File Number)	92-0289417 (I.R.S. Employer Identification Number)
100 S. Fairfax Street Alexandria, VA 22314
(Address of principal executive offices and zip code)
(703) 666-3555
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.50	BHRB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on May 22, 2025. At the Annual Meeting, the Company’s shareholders considered and voted on the two proposals set forth below, each of which is described in greater detail in the Proxy Statement. At the close of business on March 14, 2025, the record date for the Annual Meeting, there were 14,982,807 shares of the Company’s voting common stock outstanding. At the meeting there were 10,797,474 shares of the Company’s voting common stock represented in person or by proxy, constituting a quorum.

The voting results from the Annual Meeting as to the proposals presented to the shareholders were as follows:

Proposal 1: Election of Directors. The Company’s shareholders elected fifteen directors to each serve a one-year term expiring in 2026. The voting results were as follows:

	Common Stock
Director	Votes For	Votes Against	Votes Abstained	Broker Non Votes
Mark G. Anderson	7,363,258	71,287	48,900	3,314,029
Julian F. Barnwell, Jr.	7,360,761	80,866	41,818	3,314,029
Oscar M. Bean	7,370,920	80,112	32,413	3,314,029
Katherine D. Bonnafé	7,314,466	125,012	43,967	3,314,029
David P. Boyle	7,342,344	116,458	24,643	3,314,029
James M. Burke	7,388,375	70,919	24,151	3,314,029
James P. Geary, II	7,314,407	136,774	32,264	3,314,029
Georgette R. George	7,200,493	258,588	24,364	3,314,029
Gary L. Hinkle	7,374,092	76,680	32,673	3,314,029
S. Laing Hinson	7,204,987	236,789	41,669	3,314,029
H. Charles Maddy, III	7,311,378	139,827	32,240	3,314,029
Shawn P. McLaughlin	7,331,520	110,545	41,380	3,314,029
Charles S. Piccirillo	7,331,275	119,766	32,404	3,314,029
Jose D. Riojas	7,323,284	115,496	44,665	3,314,029
Jill S. Upson	7,356,035	102,351	25,059	3,314,029

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The voting results were as follows:

Common Stock
Votes For	Votes Against	Votes Abstained	Broker Non Votes
10,729,761	36,354	31,359	—

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of May, 2025.

Burke & Herbert Financial Services Corp.

By:	/s/ Roy E. Halyama
Name:	Roy E. Halyama
Title:	Executive Vice President, CFO